UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2023 (July 25, 2023)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On July 27, 2023, the Registrant issued a Press Release, attached hereto as Exhibit 99.1, reporting second-quarter results for 2023.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting held on July 25, 2023, the Board of Directors amended the Bylaws of the Registrant, effective immediately, to incorporate changes related to U.S. Securities and Exchange Commission Rule 14a-19 (the “Universal Proxy Rules”) and make certain other conforming, technical, and non-substantive changes.

Article II, Section 7 was amended to (1) require shareholder director nominations to comply with the Universal Proxy Rules, including applicable notice, informational and solicitation requirements; (2) require that each shareholder director nomination be accompanied by a completed copy of the Registrant’s form of director’s questionnaire; (3) require that a nominating shareholder provide evidence of compliance with the Universal Proxy Rules solicitation requirement not later than five business days prior to the applicable shareholder meeting; (4) require each nominating shareholder to use a proxy card color other than white, which shall be reserved for exclusive use by or on behalf of the Registrant; and (5) provide that the Registrant shall disregard any nomination (and any proxies or votes solicited with regard to such nomination) made by a shareholder who fails to comply with the Universal Proxy Rules.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws attached as Exhibit 3(ii), which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Attached hereto, as Exhibit 99.2, is the Quarterly Financial Data for the second quarter of 2023. This information is available on the Registrant’s website, www.norfolksouthern.com, in the “Invest in NS” section, under “Financial Reports.” This unaudited financial information and summary of certain notes to the consolidated financial statements should be read in conjunction with: (a) the consolidated financial statements and notes included in the Registrant's latest Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q; and (b) any Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated July 27, 2023

99.2	2023 Q2 Financial Data

3(ii)	Bylaws of Norfolk Southern Corporation, as amended, July 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  July 27, 2023